UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2005

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Century/ML Cable Venture (the “Joint Venture”) is a joint venture that is owned 50 percent by Century Communications Corporation (“Century”), a wholly owned, direct subsidiary of Arahova Communications, Inc., which is a wholly owned, indirect subsidiary of Adelphia Communications Corporation (the “Company”), and 50 percent by ML Media Partners, L.P. (“ML Media”).  On September 30, 2002, the Joint Venture filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On September 7, 2005, the Bankruptcy Court entered an order confirming the Joint Venture’s Plan of Reorganization (the “Plan”).  Consummation of the Plan is subject to certain conditions, including the concurrent sale of the Joint Venture interests pursuant to an Interest Acquisition Agreement, dated as of June 3, 2005, among ML Media, Century, the Joint Venture, Century-ML Cable Corporation and San Juan Cable, LLC (the “Purchaser”).  Consummation of the sale is subject to the receipt of financing by the Purchaser and other customary conditions, many of which are outside the control of the sellers and the Joint Venture.  There can be no assurance whether or when such conditions will be satisfied.   The Plan, if consummated, would not resolve the outstanding litigation among the Company, Century, Highland Holdings, the Joint Venture and ML Media concerning the Joint Venture’s management, the buy-sell rights of ML Media and various other matters, but would permit the continued litigation of the dispute.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1            Order Confirming Plan of Reorganization of Century/ML Cable Venture.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York  (the “U.S. Attorney”), sale of the Joint Venture, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, whether the proposed sale of the Joint Venture to the Purchaser is approved and consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2005	ARAHOVA COMMUNICATIONS, INC. (Registrant)

	By:	/s/ Brad M. Sonnenberg
		Name:	Brad M. Sonnenberg
		Title:	Executive Vice President, General Counsel and Secretary